 Alliance Data Goldman Sachs 2020 US Financial Services ConferenceDecember 8, 2020Ralph Andretta – President & CEOVal Greer – Chief Commercial Officer Tim King – EVP & CFO  Exhibit 99.1

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Agenda

Presentation (15 minutes)

Ralph Andretta – President & CEO

- Opening Remarks
- 2020 Action Items
- Card Services Business Update
- Card Services 4Q20 Update

Val Greer – Chief Commercial Officer

- Brand Partner Framework
- Business Enhancement Highlights
- Strategic Acquisition of Bread

Fireside chat with Ralph, Val, and Tim (25 minutes)

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3

Alliance Data Overview

Leading provider of data-driven solutions to drive growth for partners

AllianceData.

- 8,500 associates worldwide
- Founded in 1996
- Top 3 in PLCC Industry
- FORTUNE 500 company

AllianceData. CARD SERVICES

- Leader in payment and lending solutions
- Branded private label and cobrand credit card programs with over 40 million active cardmembers
- Diversified across growing verticals, including beauty, pet, and home
- Brand-centric programs supported by data and analytics, digital capabilities, and our balanced risk approach in underwriting

Bread

- Recently acquired point-of-sale technology platform offering installment loans & buy now, pay later solutions
- White-label solutions with over 400 partners

LoyaltyOne® Segment

AIR MILES

brandloyalty
happy people

- Global leader in shopper analytics and loyalty program strategy, solutions, and services
- AIR MILES® has nearly 11 million active Collectors representing approximately 2/3 of Canadian households
- BrandLoyalty is the global leader in short-term campaigns targeting mainly the grocery (or high frequency) retail vertical located in 20 locations in Europe, Asia Pacific, and the Americas

AllianceData.
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Confidential and Proprietary
4

2020 Action Items

Deliberate and thoughtful progress balancing the pandemic and future growth

Recover

- Associate safety & health
- Recession readiness plan
- Right-size expense base
- Disciplined risk management
- Review partner economics

Rebuild

- Expand digital offerings
  - Enhanced Digital Suite
  - POS payment solutions
- Technology flexibility & upgrades
  - Core processing platform
- Enhance data & analytics
- Prudent Balance Sheet Management

Regrow

- Focused investment
  - Align with recovery trend
- Further digital enhancements
- Sustained, profitable growth
- Expense flexibility and discipline
- Drive shareholder value

These action items aim to restore profitable growth & drive enhanced long-term shareholder value

AllianceData.

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Confidential and Proprietary

5

 Card Services Business UpdateCredit sales continue to gradually recover from pandemic lows  6    The more measured sales recovery and lower pandemic-related 2020 new account acquisition are expected to continue to pressure YoY Card Services A/R growth in 2021   New account volume was down 44% & 29% year-over-year in 2Q20 & 3Q20 respectively   Year-over-year credit sales continue to improve at a modest pace  *October and November figures are estimates based on current data and will not be finalized until after quarter-end

Card Services 4Q20 Update

Continued progress on the execution of our strategic initiatives

- Credit sales and Card Services A/R improving on a sequential basis as seasonal holiday spend ramps up
- Card Services gross yields expected to remain near the 3Q20 range
- Operating expenses expected to increase sequentially driven by the normal seasonal increase in marketing investments of approximately $50 million and an approximately $50 million non-cash charge related to the ongoing optimization of our real estate footprint
- Credit metrics remain in line with our expectations for 4Q20
- Bread acquisition completed in December 2020 and active dialogue with existing partners on integration beginning 1Q21

Technology Innovation	Product Diversification and Development	Digital Advancement	Data Science and Analytics

Key Foundational Elements

Active risk management	Prudent balance sheet management	Disciplined expense management

AllianceData

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Confidential and Proprietary

7

 Val Greer – Chief Commercial Officer

Brand Partner Framework

Brand-centric approach with partnership based on growth and profitability

From a tier-based strategy…



Tier A
Tier B
Tier C

… to strategic decisions based on performance



High
Low
ADS Return
Maintain
Key material partners, likely to face future performance headwinds
Grow
Strong partners expected to succeed in current market and over the long term
Improve
Programs with low performance in portfolio
Invest
Partners with higher potential opportunity
Deprioritize partners w/ a history of underperformance
Low
High
Expected Company/Vertical Performance

Transition to General Manager portfolio management model

- Responsible for **growth, profitability, and retention** of portfolio and brand partner relationship
- **Accountability and authority** with the necessary levers to drive change
- Portfolio **metrics, profitability**, and consumer-level **segmentation & analytics**
- **Cross functional allocated support** including finance, marketing, analytics & risk management
- **Clarified metrics and targets**

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

9

Business Enhancement Highlights

Product and technology enhancements to support growth and digital acceleration

Bread

- **White label point of sale technology platform** that further **enhances our digital product suite**
- Tech stack integrates seamlessly with brand partners
- **Embedded growth** strategy with new and existing customer segments and verticals fiserv.

- **Flexible platform enables seamless addition** of new products and capabilities
- **Operational and technology efficiencies** through leading technology
- **Enables focus and investment** on market differentiators

EnhancedDigitalSuite

- **Full digital payments solution** including real-time financing and marketing presentment **across the buying journey** from product page to checkout
- **Single API integration** using a software development kit for fast, simple integration
- **Scalable,** one-stop digital integration tool for brand partners



- Comenity proprietary offerings include **Comenity Card** & **Comenity deposit products**
- **Comenity Card**
  - **Targeted, purposeful strategy** for retention and growth
  - Strong **millennial engagement** with high sales/active levels

Product Expansion | **Technology Advancement** | **Digital Journeys**

AllianceData
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Confidential and Proprietary
10

Strategic Acquisition of Bread

Expands digital capabilities with installment loan and buy now, pay later products

Bread

Talent	• Bread's talented team of ~200 associates joined Alliance Data • Bread's development team will focus on current priorities and partners as well as spearheading a new **digital innovation hub** in NYC, driving ADS digital initiatives
Partner Expansion	• **Expand product suite with existing ADS partners** to capture larger share of point of sale transactions and drive incremental sales • **Cross-sell private label and cobrand products to existing Bread customers** to provide access to credit • Grow new partners with **differentiated, white label product offering** across buy now, pay later, installment lending, private label, and cobrand • **Active cross-sell partner discussions** in progress with target of 1Q21
Customer Needs	• Buy now, pay later product appeals to **younger, digital native consumer**; provides more access to millennials who increasingly rely on ecommerce for their purchases • **Product strategy enabled seamlessly** through Enhanced Digital Suite, allowing product presentation flexibility to meet the needs of a broad set of consumer segments • Ability to provide partners with incremental **consumer data and analytic insights** to drive sales

AllianceData.

©2020 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

11

Questions & Answers